NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this   24th day of June 2016.

                                                                                                  /s/ Margo L. Cook

                                                                                                  Margo L. Cook

APPENDIX A

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND (JMLP)

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND (NAZ)

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN HIGH INCOME 2020 TARGET TERM FUND (JHY)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN MINNESOTA MUNICIPAL INCOME FUND (NMS)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

NUVEEN REAL ESTATE INCOME FUND (JRS)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 24th day of June 2016.

                                                                                                  /s/ Albin F. Moschner

                                                                                                  Albin F. Moschner

APPENDIX A

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND (JMLP)

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND (NAZ)

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)

NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN HIGH INCOME 2020 TARGET TERM FUND (JHY)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN MINNESOTA MUNICIPAL INCOME FUND (NMS)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

NUVEEN REAL ESTATE INCOME FUND (JRS)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)